SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

July 22, 2003 (July 22, 2003)

IMPCO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

001-15143	91-1039211
(Commission File Number)	(I.R.S. Employer Identification No.)

16804 Gridley Place

Cerritos, California 90703

(Address of Principal Executive Offices) (ZIP Code)

(562) 860-6666

(Registrant’s telephone number,

including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition of Assets

On July 22, 2003, IMPCO Technologies, Inc. (“Impco” or the “Registrant”) completed the purchase of 50% of the outstanding capital (the “Interests”) of B.R.C. Societa a Responsabilita Limitata, a limited liability company formed under the laws of the Italian Republic (“BRC”), from Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno (the “Sellers”).

Impco paid a total of $22,550,000 for the Interests, including a final installment of $7,000,000 which was paid on July 22, 2003. The purchase price was determined in arms-length negotiations between Impco and the Sellers. The funds used to pay the final installment of the purchase price were obtained through a loan from Bison Capital Structured Equity Partners, LLC and LaSalle Business Credit, LLC.

The Sellers acquired 2,309,469 shares of Impco common stock on October 3, 2003, in exchange for $1,500,000 and an option to purchase the Interests.

Item 5. Other Events

Impco announced the acquisition of BRC in the press release attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

As of the date of this filing, it is impracticable to provide the required financial statements for the acquired business. The Registrant expects to file the required financials not later than sixty days from the date of this filing.

(c) Exhibits

Exhibit Number	Description

2.1	Sale and Purchase Agreement, dated as of October 3, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.2	Option Agreement, date as of October 3, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.3	Shareholders Agreement, dated as of October 3, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.4	Agreement, dated as of December 15, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.5	Amendment and Waiver, dated as of April 30, 2003, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

99.1	Press Release, dated July 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

/s/ ROBERT M. STEMMLER
Robert M. Stemmler
Chief Executive Officer

DATE: July 29, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Sale and Purchase Agreement, dated as of October 3, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.2	Option Agreement, dated as of October 3, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.3	Shareholders Agreement, dated as of October 3, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.4	Agreement, dated as of December 15, 2002, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

2.5	Amendment and Waiver, dated as of April 30, 2003, between the Registrant and Mariano Costamagna, Pier Antonio Costamagna, Bruna Giachino and Carla Borgogno.

99.1	Press Release, dated July 23, 2003.